UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 3, 2014

DARLING INGREDIENTS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

Darling Ingredients Inc. ("Darling" or the "Company") is filing this Current Report on Form 8-K for the purpose of, among other things, incorporating the financial statements and exhibits listed under Item 9.01 below into a Registration Statement on Form S-4 that the Company will be filing to register the Company's 5.375% Senior Notes due in 2022.

Item 9.01.          Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The audited consolidated and combined financial statements of VION Ingredients for the years ended December 31, 2013, 2012 and 2011, and related notes to the financial statements.

(b)    Pro Forma Financial Information.

Darling Ingredients Inc. unaudited pro forma consolidated financial information, comprised of an unaudited pro forma condensed consolidated Statement of Operations for the year ended December 28, 2013, prepared on the basis as described herein.

(d)           Exhibits.

Exhibit Number	Description
23.1	Consent of BDO Audit & Assurance B.V.

99.1	VION Ingredients audited Consolidated and Combined Financial Statements as of December 31, 2013, 2012 and 2011.

99.2	Darling Ingredients Inc. (Formerly Darling International Inc.) unaudited pro forma condensed consolidated Statement of Operations for the year ended December 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INGREDIENTS INC.

Date: July 3, 2014	By:	/s/ Brad Phillips
Brad Phillips
Vice President - Treasurer

EXHIBIT LIST

Exhibit No.	Description
23.1	Consent of BDO Audit & Assurance B.V.

99.1	VION Ingredients audited Consolidated and Combined Financial Statements as of December 31, 2013, 2012 and 2011.

99.2	Darling Ingredients Inc. (Formerly Darling International Inc.) unaudited pro forma condensed consolidated Statement of Operations for the year ended December 28, 2013.

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